PROPERTY AND EQUIPMENT, NET (Tables)	12 Months Ended
Dec. 31, 2018
PROPERTY AND EQUIPMENT, NET
Schedule of components of property and equipment

	As of December 31,
	2017	2018

Leasehold improvements	$4,069	3,688
Furniture, fixtures and office equipment	2,715	2,852
Software and IT equipment	3,088	2,736
Vehicles	—	1,760
Property and equipment, gross	9,872	11,036
Less: Accumulated depreciation	(8,952)	(7,384)
Property and equipment, net	$920	$3,652